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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

              For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or (g) of the
                       Securities Exchange Act of 1934

                              GMX RESOURCES INC.
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            (Exact Name of Registrant as Specified in Its Charter)

             OKLAHOMA                                   73-1534474
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

      9400 BROADWAY, SUITE 600
       OKLAHOMA CITY, OKLAHOMA                             73114
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(Address of Principal Executive Office)                  (Zip Code)


If this Form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-63586
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

       Series A Cumulative Convertible Preferred Stock, par value $.001

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                               (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     For a description of the Registrant's securities, reference is made to "Description of Securities" in the Registration Statement on Form SB-2 (File No. 333-63586), which is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

     1. Registration Statement on Form SB-2 (File Number 333-63586), is hereby incorporated by reference.

     2. Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Registration Statement on Form SB-2, File No. 333-49328, as amended).

     3. Bylaws (incorporated by reference to Exhibit 3.2 of Registration Statement on Form SB-2, File No. 333-49328, as amended).

     4. Certificate of Designation for the Series A Cumulative Preferred Stock (incorporated by reference to Exhibit 3.3 of Registration Statement on Form SB-2, File No. 333-63586).

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  GMX RESOURCES INC.

Date:     June 27, 2001           By:     /s/       Ken L. Kenworthy, Sr.
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                                          Ken L. Kenworthy, Sr.,
                                          Chief Financial Officer